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EXHIBIT 99.4


                         WARRANT SOLICITATION AGREEMENT


        THIS WARRANT SOLICITATION AGREEMENT ("Agreement") is dated as of February 9, 2000, by and between JMAR TECHNOLOGIES, INC. (the "Company") and AUERBACH, POLLAK & RICHARDSON, INC. ("Auerbach").

RECITALS

        WHEREAS, the Company desires to retain Auerbach to act as the warrant Solicitation Agent in connection with the solicitation of the exercise of the Company's publicly traded warrants; and

        WHEREAS, as of February 7, 2000, the Company has outstanding 2,411,585 Redeemable Common Stock Purchase Warrants, trading on the NASDAQ National Market System under the symbol "JMARW" (the "Public Warrants"); and

        WHEREAS, each Public Warrant entitles the holder to purchase one share of the Company's Common Stock for $5.50 per share; and

        WHEREAS, the Company desires Auerbach to act on behalf of the Company, and Auerbach is willing to do so in connection with the exercise of the Public Warrants;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        1. Appointment of the Solicitation Agent. The Company hereby appoints Auerbach to act as the exclusive Solicitation Agent for the Company in connection with the exercise of the Public Warrants and Auerbach hereby accepts such appointment. The services to be provided by Auerbach shall consist of the following:

               (a) Advice to the Company regarding the timing and other financial considerations related to the solicitation of exercises by the holders of the Public Warrants and the exercise by the Company of its right to issue a notice of redemption of the Public Warrants ("Notice of Redemption");


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               (b) The development of a comprehensive action plan and strategy in connection with the solicitation of the exercise of the Public Warrants and the retention of the shares purchased by the holders following exercise of the Public Warrants;

               (c) Its reasonable best efforts to maximize the number of Public Warrants which are exercised, including appropriate communications with the record owners and beneficial owners of the Public Warrants, as well as with said owners' brokers, agents or other representatives;

               (d) Reasonably assisting the holders of the Public Warrants in the processing of their Public Warrant exercises in a timely manner;

               (e) Providing financial advice to the Company in connection with the possible uses of the proceeds received from the exercise of the Public Warrants; and

               (f) Providing the Company with such additional advice and services related to the Warrant Solicitation as the Company may reasonably request during the effectiveness of this Agreement.

        2.     Warrant Solicitation Fee.

               (a) Amount of Solicitation Fee. The Company shall pay Auerbach a fee consisting of the following (the "Solicitation Fee"):

               (i) A non-refundable deposit of $30,000, to be credited against any other cash fees received, which shall become due and payable upon execution of this Agreement; plus

               (ii) A cash payment equal to five percent (5%) of the total proceeds received from all exercises of the Public Warrants occurring after the date of issuance of a Notice of Redemption by the Company; plus

               (iii) Warrants to purchase shares of the Company's Common Stock ("Solicitor's Warrants"), with an exercise price of $5.50 per share, a term of 3 years, with the number of shares purchasable under the Solicitor's Warrants equal to eight percent (8 %) of the Public Warrants which are exercised during the term of this Agreement. The Solicitor's Warrants will contain a vesting provision which provides that the Solicitor's Warrants are not exercisable prior to six months after the Redemption Date (defined as thirty days after the issuance of the Notice of Redemption) and thereafter shall only become exercisable on the first trading day after one of the following has occurred: (x) the closing price (regular session) of the Company's Common Stock as reported by NASDAQ has exceeded $9.50 for any ten trading days in any twenty trading day period, or (y) the average of the closing price (regular session) of the Company's Common Stock as reported by NASDAQ for any ten consecutive trading day period exceeds $9.50. The Solicitor's Warrants shall also contain protection against dilution due to stock splits, stock


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        combinations and stock dividends in accordance with NASD rules, as well as cashless exercise provisions, and will be exercisable immediately in the event of a change of control in the Company. The Company agrees to include the resale of the shares issuable under the Solicitor's Warrants in a Form S-3 Registration Statement or other appropriate form of registration statement to be filed by the Company no later than upon the expiration of the six month period after the Redemption Date.

               (b) Conditions to Payment of Solicitation Fee. The Company shall only be obligated to pay the Warrant Solicitation Fee to Auerbach if all of the following conditions are met: (i) the actions of Auerbach in soliciting the exercise of the Public Warrants have been consistent with the guidelines of the National Association of Securities Dealers and applicable SEC rules and regulations, including Regulation M; (ii) disclosure of the Company's compensation arrangement with Auerbach is made in documents provided to the holders of the Public Warrants.

               (c) Timing of Payment of Solicitation Fee. Within ten (10) business days after the earlier of (i) the Redemption Date, in the event that the Company has issued a Notice of Redemption, or (ii) the expiration of the Public Warrants, the Company will deliver a notice to Auerbach setting forth the number of Public Warrant certificates which have been properly completed for exercise by holders of the Public Warrants, together with payment of the Solicitation Fee with respect to the Public Warrants so exercised and any documentation requested by Auerbach.

               (d) Entire Solicitation Fee. The amounts to be paid to Auerbach under Section 2(a) above represent the entire amount payable by JMAR to Auerbach, its agents, brokers or representatives in connection with the services described under Section 1 of this Agreement and shall also include any amounts which are adjudicated to be owed to any third parties as a result of Auerbach's commitments to such third parties.

        3. Representations and Warranties of the Company. The Company represents and warrants as follows:

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate proceedings on the part of the Company necessary to authorize this Agreement and the transactions contemplated hereby have been duly and validly taken. This Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes the legal, valid and binding agreement and obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, including, without limitation laws regarding fraudulent or preferential transfers, or by the principles governing the availability of equitable remedies.


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               (b) The Company's Registration Statement ("Registration
        Statement") on Form S-3 (File No. 33-47390), registering, among other transactions, the sale of the Public Warrants and the sale of the shares of Common Stock issuable upon exercise of the Public Warrants (the "Warrant Shares"), was declared effective by the Securities and Exchange Commission (the "Commission") on February 16, 1993. The Registration Statement is effective and will continue to remain effective during the effectiveness of this Agreement. The Commission has not issued any orders preventing or suspending the use of the Prospectus contained in the Registration Statement and the Prospectus (as modified or supplemented by information incorporated by reference into such Prospectus) as well as the Company's other public filings (the "SEC filings") conforms, and during the effectiveness of this Agreement will conform, in all material respects with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and do not, and during the effectiveness of this Agreement will not, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of the filing with the SEC of the "Post-Effective Amendment No. 1 to Form S-1 Registration Statement on Form S-3," the Company met the Registrant Requirements and Transaction Requirements of Form S-3 to cover the exercise of the Public Warrants and will continue to meet such requirements during the effectiveness of this Agreement.

               (c) The Public Warrants have been duly authorized and are validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized, have been duly reserved for issuance and upon exercise of the Public Warrants and payment to the Company of the exercise price therefor, the Warrant Shares will be validly issued, fully paid and non-assessable. In addition, the Solicitor's Warrants will be duly authorized and validly issued, fully paid and non-assessable. The Solicitor's Warrant Shares will be duly authorized, duly reserved for issuance and, upon exercise of the Solicitor's Warrants, will be validly issued, fully paid and non-assessable.

               (d) Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of the Company, each as amended to date; (ii) require any consent, approval, authorization or permit from, or filing with or notification to, any United States or foreign governmental or regulatory authority or other third party, except for any such consents, approvals, authorizations, permits, filings or notifications, the absence of which would not have a material adverse effect on the Company or the Public Warrants; (iii) result in a breach of the terms, conditions or provisions of, constitute a default (or an event which, upon notice or lapse of time or both, would constitute a default) under or cause, permit or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement or other material instrument or obligation to which the Company is a party or by which the Company is bound; or (iv) conflict with or result


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        in a violation of any provision of (A) any statute, rule, regulation or ordinance which conflict or violation might have a material adverse impact on the Company or the Public Warrants, or (B) any material order, writ, injunction, judgment, award, decree, permit or license applicable to the Company or any of the Company's properties or assets.

        4. Representations and Warranties of Auerbach. Auerbach represents and warrants as follows:

               (a) Auerbach is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All proceedings on the part of Auerbach necessary to authorize this Agreement and the transactions contemplated hereby have been duly and validly taken. This Agreement has been duly and validly authorized, executed and delivered by Auerbach, constitutes the legal, valid and binding agreement and obligation of Auerbach, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, including, without limitation laws regarding fraudulent or preferential transfers, or by the principles governing the availability of equitable remedies.

               (b) Neither the execution and delivery of this Agreement by Auerbach nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the governing instruments of Auerbach, each as amended to date; (ii) require any consent, approval, authorization or permit from, or filing with or notification to, any United States or foreign governmental or regulatory authority or other third party, including the Securities and Exchange Commission and the National Association of Securities Dealers by Auerbach; (iii) result in a breach of the terms, conditions or provisions of, constitute a default (or an event which, upon notice or lapse of time or both, would constitute a default) under or cause, permit or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement or other material instrument or obligation to which Auerbach is a party or by which Auerbach is bound; or (iv) conflict with or result in a violation of any provision of (A) any statute, rule, regulation or ordinance which conflict or violation might have a material adverse impact on Auerbach, including the Rules of the National Association of Securities Dealers and the Rules and Regulations of the Commission or (B) any material order, writ, injunction, judgment, award, decree, permit or license applicable to Auerbach or any of Auerbach's properties or assets. Notwithstanding the above, no breach will be deemed to occur unless it materially adversely affects the transactions contemplated by this Agreement.

               (c) Auerbach is familiar with the terms of the Public Warrants as set forth in the Company's public filings.


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        5.     Indemnification. Recognizing that transactions of the type contemplated by this engagement sometimes result in litigation and that Auerbach's role is limited to acting as the Company's financial advisor, the Company agrees to indemnify Auerbach (and its directors, officers, agents, employees and controlling persons), whether currently employed or formerly employed, to the fullest extent against any and all claims, losses and expenses as incurred individually or as a group, however, no such indemnification shall apply if the events giving rise to a claim for indemnification are adjudicated to be the result of the gross negligence or willful misconduct of Auerbach. Auerbach agrees to indemnify the Company (and its directors, officers, agents, employees and controlling persons), whether currently employed or formerly employed, to the fullest extent against any and all claims, losses, and expenses, as incurred individually or as a group, if the events giving rise to a claim for indemnification are adjudicated to be the result of the gross negligence or willful misconduct of Auerbach. The indemnifying party is obligated to advance to the indemnified party all counsel fees and reasonable out-of-pocket expenses relating to the defense of any claim or lawsuit for which the indemnifying party is providing indemnification. The foregoing agreement shall be in addition to any rights that any indemnified party may have at common law.

        6. Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated by the Company at any time and for any reason effective ten (10) days after delivery of written notice of termination to the other party. If this Agreement is terminated pursuant to this
Section 6, this Agreement shall thereafter have no effect except for (i) the Company's obligation to pay the Solicitation Fee for exercises of Public Warrants which result from Auerbach's actions prior to the effectiveness of said termination and (ii) both parties' indemnification obligations under Section 5 above, all of which shall survive the termination of this Agreement.

        7.     Miscellaneous.

               (a) Survival of Representations and Warranties. The parties' respective representations and warranties contained in this Agreement shall survive until three years after the termination of this Agreement at which time they shall expire and be deemed terminated and thereafter neither party may claim any damage for breach thereof.

               (b) Amendment and Waiver. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, but only in a writing signed by such party, and this Agreement may be amended or supplemented at any time, but only by written agreement of the Company and Auerbach. Any such waiver with respect to a failure to observe any such provision shall not operate as a waiver of any subsequent failure to observe such provision unless otherwise expressly provided in such waiver.


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               (c) Expenses. Except as otherwise provided in this Agreement, the
        Company and Auerbach shall pay their respective fees, commissions, costs, and other expenses, separately incurred in connection with the preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

               (d) Entire Agreement. This Agreement contains the entire agreement between the Company and Auerbach with respect to the solicitation of the exercise of the Warrants and the related transactions and supersedes all prior arrangements or understandings with respect thereto, and there have been no oral representations or warranties and neither party has relied on any representation not contained herein.

               (e) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally or sent by fax (except for legal process) or certified mail, postage prepaid, to:

               Company:

               JMAR Technologies, Inc.
               3956 Sorrento Valley Blvd.
               San Diego, CA 92121
               Attn: Joseph G. Martinez
                     Vice President and General Counsel
               Fax No: (858) 535-1835

               Auerbach:

               Auerbach Pollak & Richardson, Inc.
               450 Park Avenue
               New York, NY 10022

               Attn: Michael P. Considine
                     Executive Vice President
               Fax No: (212) 508-1376

        or to such other address or fax number as any party hereto may, from time to time, designate in a written notice given in a like manner. Notice given by fax shall be deemed delivered on the day the sender receives confirmation that such notice was received at the fax number of the addressee, provided that if the faxed notice is transmitted by the sender after 3:00 p.m. (sender's time), it shall be deemed to have been delivered the following day. Notice given by mail as set out above shall be deemed delivered three calendar days after the date the same is postmarked.


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               (f) Assignment. Except as provided in the following sentence, this Agreement may not be assigned, by operation of law or otherwise, and any attempt to do so shall be void. This Agreement shall be binding upon and inure to the benefit of successors and assigns of the parties hereto.

               (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               (h) Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration at the city of San Diego, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award of the arbitrator(s) shall be entered in any court with appropriate jurisdiction as the final binding judgment. The arbitrators shall not be permitted to award punitive or other exemplary damages as a part of such award. In addition to any other relief as may be granted, the prevailing party shall be entitled to reasonable attorneys' fees in such arbitration, with the amount thereof to be determined by the arbitrator or the court.

               (i) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of California (without regard to choice of law rules).

               (j) Construction of Agreement. Each of the parties hereto acknowledges and agrees that no provision in this Agreement is to be interpreted for or against any party because that party or that party's legal representative drafted the provision.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


JMAR TECHNOLOGIES, INC.                 AUERBACH, POLLAK & RICHARDSON, INC.



BY: /s/  JOHN S. MARTINEZ               BY: /s/  MICHAEL P. CONSIDINE
    -----------------------------           -------------------------------
    John S. Martinez,                       Michael P. Considine
    Chief Executive Officer                 Executive Vice President



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